Joint Filer Information

Names: Deerfield Capital L.P.,
       Deerfield Special Situations Fund, L.P.,
       Deerfield Management Company, L.P.,
       Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P.,
         Deerfield Special Situations Fund, L.P.,
         Deerfield Management Company, L.P:
         780 Third Avenue, 37th Floor
         New York, NY 10017

         Deerfield Special Situations Fund International Limited:
         c/o Hemisphere Management (B.V.I.) Limited
         Bison Court, Columbus Centre, P.O. Box 3460
         Road Town, Tortola
         British Virgin Islands

Designated Filer: James E. Flynn

Issuer and Ticker Symbol: ISTA Pharmaceuticals, Inc. (ISTA )

Date of Earliest Transaction to be Reported: May 24, 2006

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of ISTA Pharmaceuticals, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ James E. Flynn
    ------------------------------------
    James E. Flynn, Managing Member


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ James E. Flynn
    ------------------------------------
    James E. Flynn, Managing Member


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DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner


By: /s/ James E. Flynn
    ------------------------------------
    James E. Flynn, Managing Member


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ James E. Flynn
    ------------------------------------
    James E. Flynn, Managing Member


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